                                                                   EXHIBIT 10.18



                                   AMENDMENT



    THIS AMENDMENT (this 'Amendment') dated as of the 19th day of December 2001 (the 'Effective Date') by and between DSET Corporation, a New Jersey corporation ('DSET'), and ISPsoft Inc., a New Jersey corporation ('ISPsoft').



                                  WITNESSETH:



    WHEREAS, ISPsoft borrowed funds from DSET pursuant to a Secured Promissory Note dated June 26, 2001 in the principal amount of $2,000,000 (the 'June Note'); and



    WHEREAS, ISPsoft also borrowed funds from DSET pursuant to a Secured Promissory Note dated September 26, 2001 in the principal amount of $750,000 (the 'September Note');



    WHEREAS, ISPSoft also borrowed funds from DSET pursuant to a Secured Promissory Note dated November 5, 2001 in the principal amount of $850,000 (the 'November Note');



    WHEREAS, at the time of the execution of the June Note, ISPsoft and DSET executed an Amended and Restated Security Agreement dated as of June 26, 2001 (the 'Security Agreement'), which Security Agreement also secures ISPsoft's obligations under each of the September Note and the November Note; and



    WHEREAS, ISPsoft is borrowing additional funds from DSET pursuant to a Secured Promissory Note dated December 19, 2001 in the principal amount of $250,000 (the 'December Note'); and



    WHEREAS, the parties desire to amend the terms of the June Note, the September Note, the November Note and the Security Agreement in accordance with the terms herewith.



    NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:



    1. Amendments.



        (a) The due date under paragraph (a) of the June Note is hereby changed to January 31, 2002.



        (b) The due date under paragraph (a) of the September Note is hereby changed to January 31, 2002.



        (c) The due date under paragraph (a) of the November Note is hereby changed to January 31, 2002.



        (d) The definition of Liabilities in the Security Agreement is hereby amended to include, without limitation, the December Note.



    2. Reference to and Effect on Documents.



        (a) On and after the Effective Date, each reference to the Security Agreement, the June Note, the September Note or the November Note shall mean and be a reference to such document as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Security Agreement, the June Note, the September Note or the November Note.



        (b) Except as expressly amended by this Amendment, each of the Security Agreement, the June Note, the September Note and the November Note shall remain in full force and effect.



    3. Governing Law.



        This Amendment shall be governed by and its provisions construed and enforced with the internal laws of the State of New Jersey without reference to its principles regarding conflicts of laws.



    4. Counterparts.



        This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.



                                    *******

    IN WITNESS WHEREOF, each of DSET and ISPsoft has caused this Amendment to be executed and attested by its duly authorized officers as of the day and year first above written.



                                       DSET CORPORATION



                                       By       /s/ WILLIAM P. MCHALE, JR.


                                           .....................................

                                                 WILLIAM P. MCHALE, JR.,
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER



                                       ISPSOFT INC.



                                       By             /s/ BINAY SUGLA


                                           .....................................

                                                       BINAY SUGLA,
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                       2